EXHIBIT 10.1

                   LAND USE CERTIFICATE OF STATE-OWNED LAND



   State-owned (2006) No. 13112

   Land user: Harbin OT Pharmaceutical Co., Ltd.

   Position:  Bohai  Road  3,  Dalian  Street 1, Jizhong District, Haping Road,

   Development District, Harbin

   Number of the land: 3-14-17-

   Number of the map: 189.00-297.00

   Land style(land usage): Industry

   The price get:

   The style of usufruct: remise

   The date of termination: March 7th, 2056

   The acreage of usage: 7900.14 sq.m.

   Engrossed acreage:

   Shared acreage:

         In accordance with Constitution  of  the  People's  Republic of China,

   Land Administration Law of the People's Republic of China,  The  law  of the

   People''s  Republic  of  China on Urban Real Estate Administration and other relevant laws and regulations, so as to protect the legal rights of the land users, after auditing the rights listed in the certificate, the registration is authorized and the certificate is issued.

                                                  People's Government of Harbin

                                                               March 16th, 2006